UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018 (December 13, 2018)

Technovative Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175148	38-3825959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 701, 7/F, Tower 2, Silvercord,

30 Canton Road, Tsim ShaTsui, KLN, Hong Kong

+852-2162-7529

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2018, the Board of Director of the Company (the “Board”) of Technovative Group, Inc. (the “Company” or “Technovative”) appointed Mr. Xin Zou to serve as a director of the Company, effective immediately. Mr. Zou has extensive experience in the field of enterprise software technology and marketing.

Set forth below is the biographical information about Xin Zou:

Name	Age	Position
Xin Zou	43	Director

Mr. Zou has served as the Chairman of Shenzhen Init Investment Co., Ltd from January 2018 to present, and the Chairman of Shenzhen Cloud Construction Technology Co., Ltd. from 2013 to present. From 1997 to 2011, Mr. Zou served as the Vice-President of Kingdee International Software Group. Mr. Zou holds a bachelor’s degree in Computer Science from the Harbin Institute of Technology in China. He also holds an MBA degree from the Hong Kong Polytechnic University.

The Company and Mr. Zou entered into an Independent Director Agreement on December 13, 2018 (the “Zou Agreement”) in connection with his appointment as an independent director. Pursuant to the Zou Employment Agreement, Mr. Zou will receive a monthly base salary of US$3,000. In addition, Mr. Zou shall be entitled to 360,000 shares of common stock of the Company

Mr. Zou does not have any family relationship with any other director or executive officer of the Company. There have been no related party transactions between the Company and Mr. Zou reportable under Item 404(a) of Regulation S-K.

The foregoing description of Mr. Zou’s compensation and the terms and conditions of his services as a director are qualified in their entirety by the complete text of the Zou Agreement, which is filed as hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Independent Director Agreement between the Company and Xin Zou, dated December 13, 2018

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technovative Group, Inc.

Dated: December 19, 2018	By:	/s/ Lin Kuan Liang Nicolas
	Name:	Lin Kuan Liang Nicolas
	Title:	Chief Executive Officer

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